UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2023 (August 10, 2023)

GLOBE LIFE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)
3700 South Stonebridge Drive, McKinney, Texas 75070
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 569-4000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchanged on which registered
Common Stock, $1.00 par value per share	GL	New York Stock Exchange
4.250% Junior Subordinated Debentures	GL PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 10, 2023, the Board of Directors (the “Board”) of Globe Life Inc. (the “Company”) adopted and approved the Company’s Amended and Restated By-laws (the “Amended and Restated By-laws”), effective immediately.

The Amended and Restated By-laws, among other things:

•Address matters relating to Rule 14a-19 under the Exchange Act (the “Universal Proxy Rules”), including requiring: (a) the stockholder’s nomination notice to include a representation that it intends to solicit proxies from stockholders representing at least 67% of the voting power of shares entitled to vote on the election of directors; (b) the stockholder’s nomination notice to include a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination; (c) the stockholder to comply with the Universal Proxy Rules and provide reasonable evidence thereof prior to the stockholder meeting; and (d) the stockholder to use a proxy card color other than white, which is reserved for the exclusive use of the Board. (Article II, Section 4 and Article III, Section 2);

•Modify the provisions relating to adjournment procedures to reflect recent amendments to the Delaware General Corporation Law (“DGCL”) (Article II, Section 3); and

•Modify the provisions relating to availability of the list of stockholders entitled to vote at a stockholder meeting to reflect recent amendments to the DGCL (Article II, Section 6).

The foregoing description of the updated provisions in the Amended and Restated By-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated By-laws, a copy of which is filed hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01    Financial Statement and Exhibits

(a) Financial Statements of businesses or funds acquired.
Not applicable.

(b) Pro forma financial information.
Not applicable.

(c) Shell company transactions.
Not applicable.

(d) Exhibits.
(3.1) Amended and Restated By-laws of Globe Life Inc., as amended August 10, 2023

(104) Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBE LIFE INC.

Date: August 15, 2023

/s/ Christopher T. Moore
Christopher T. Moore Corporate Senior Vice President, Associate Counsel and Corporate Secretary